                                EXHIBIT (16)(i)

                                  THE SESSIONS
                                Key Premier Funds
                                   EXHIBIT 16
                                  TOTAL RETURN


                             ESTABLISHED GROWTH FUND

AVERAGE ANNUAL TOTAL RETURN
----------------------------------------
WITH SALES CHARGE OF:              4.50%

T = (ERV/P) to the power of 1/N - 1

WHERE:        T =         TOTAL RETURN

              ERV =       ENDING REDEEMABLE VALUE AT THE END
                          OF THE PERIOD OF A HYPOTHETICAL
                          $1,000 INVESTMENT MADE AT THE
                          BEGINNING OF THE PERIOD.

              P =         A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

              N =         NUMBER OF DAYS


EXAMPLE:

  SINCE INCEPTION:        (01/01/95 TO 03/31/97 ):
                          (1,647.97 /1,000 to the power of (1/(821 /365))-1) =  24.87%
  ONE YEAR:               (04/01/96 TO 03/31/97 ):
                          (1,098.65 /1,000) - 1 =                                9.87%
  TWO YEAR:               (04/01/95 TO 03/31/97 ):
                          (1,464.32 /1,000 to the power of (1/(730 /365))-1) =  21.01%


----------------------------------------
AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:              4.50%

T = (ERV/P) - 1

WHERE:        T =         TOTAL RETURN

              ERV =       ENDING REDEEMABLE VALUE AT THE END
                          OF THE PERIOD OF A HYPOTHETICAL
                          $1,000 INVESTMENT MADE AT THE
                          BEGINNING OF THE PERIOD.

              P =         A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  YEAR TO DATE:           (01/01/97 TO       03/31/97 ):
                                    957.95 /1,000) - 1 =             -4.20%
  QUARTERLY:              (01/01/97 TO       03/31/97 ):
                                    957.95 /1,000) - 1 =             -4.20%
   MONTHLY:               (03/01/97 TO       03/31/97 ):
                                    924.63 /1,000) - 1 =             -7.54%
   SIX MONTH:             (09/01/96 TO       03/31/97 ):
                                  1,030.84 /1,000) - 1 =              3.08%
   SINCE INCEPTION:       (01/01/95 TO       03/31/97 ):
                                   1647.97 /1,000) - 1 =             64.80%

                                  THE SESSIONS
                                Key Premier Funds
                                   EXHIBIT 16
                                  TOTAL RETURN


                             ESTABLISHED GROWTH FUND

AVERAGE ANNUAL TOTAL RETURN
-------------------------------------
WITH SALES CHARGE OF:               0

T = (ERV/P) to the power of 1/N - 1

WHERE:        T =        TOTAL RETURN

              ERV =      ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

              P =        A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

              N =        NUMBER OF DAYS


EXAMPLE:

  SINCE INCEPTION:       (01/01/95 TO    03/31/97 ):
                         (1,725.98 /1,000 to the power of (1/(821 /365))-1) =  27.46%
  ONE YEAR:              (04/01/96 TO    03/31/97 ):
                         (1,150.50 /1,000) - 1 =                    15.05%
  TWO YEAR:              (04/01/95 TO    03/31/97 ):
                         (1,534.00 /1,000 to the power of (1/(730 /365))-1) =  23.85%

-------------------------------------
AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:               0

T = (ERV/P) - 1

WHERE:        T =        TOTAL RETURN

              ERV =      ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

              P =        A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  YEAR TO DATE:          (01/01/97 TO    03/31/97 ):
                          1,002.90 /1,000) - 1 =           0.29%
  QUARTERLY:             (01/01/97 TO    03/31/97 ):
                          1,002.90 /1,000) - 1 =           0.29%
  MONTHLY:               (03/01/97 TO    03/31/97 ):
                            968.30 /1,000) - 1 =          -3.17%
  SIX MONTH:             (09/01/96 TO    03/31/97 ):
                          1,078.90 /1,000) - 1 =           7.89%
  SINCE INCEPTION:       (01/01/95 TO    03/31/97 ):
                           1725.98 /1,000) - 1 =          72.60%

                                  THE SESSIONS
                                Key Premier Funds
                                   EXHIBIT 16
                                  TOTAL RETURN

                          INTERMEDIATE TERM INCOME FUND

AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:            4.50%
--------------------------------------

T = (ERV/P) to the power of 1/N - 1

WHERE:        T =        TOTAL RETURN

              ERV =      ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

              P =        A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

              N =        NUMBER OF DAYS

EXAMPLE:

  SINCE INCEPTION:       (12/02/96 TO 03/31/97 ):
                         (942.18 /1,000 to the power of (1/( 120 /365))-1) =  -5.78%


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:            4.50%
--------------------------------------

T = (ERV/P) - 1

WHERE:        T =        TOTAL RETURN

              ERV =      ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

              P =        A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  YEAR TO DATE:          (01/01/97 TO    03/31/97 ):
                            948.74 /1,000) - 1 =          -5.13%
  QUARTERLY:             (01/01/97 TO    03/31/97 ):
                            948.74 /1,000) - 1 =          -5.13%
  MONTHLY:               (03/01/97 TO    03/31/97 ):
                            946.33 /1,000) - 1 =          -5.37%
  SINCE INCEPTION:       (12/02/96 TO    03/31/97 ):
                            942.18 /1,000) - 1 =          -5.78%

                                  THE SESSIONS
                                KeyPremier Funds
                                   EXHIBIT 16
                                  TOTAL RETURN

                          INTERMEDIATE TERM INCOME FUND


AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:                           0.00%
-----------------------------------------------------

T = (ERV/P) to the power of 1/N - 1

WHERE:        T =        TOTAL RETURN

              ERV =      ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

              P =        A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

              N =        NUMBER OF DAYS

EXAMPLE:

  SINCE INCEPTION:       (12/02/96 TO    03/31/97 ):
                         (995.50 /1,000 to the power of (1/(120 /365))-1) =     -1.36%

AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:                           0.00%
-----------------------------------------------------

T = (ERV/P) - 1

WHERE:        T =        TOTAL RETURN

              ERV =      ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

              P =        A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  YEAR TO DATE:                      (01/01/97 TO    03/31/97 ):
                                        993.90 /1,000) - 1 =          -0.61%
  QUARTERLY:                         (01/01/97 TO    03/31/97 ):
                                        993.90 /1,000) - 1 =          -0.61%
  MONTHLY:                           (03/01/97 TO    03/31/97 ):
                                        990.70 /1,000) - 1 =          -0.93%
  SINCE INCEPTION:                   (12/02/96 TO    03/31/97 ):
                                        986.45 /1,000) - 1 =          -1.35%

                            KEYPREMIER
                            EXHIBIT 16
                            30-DAY S.E.C. YIELD CALCULATIONS
                            INTERMEDIATE TERM INCOME FUND

                                              (a-b)
                                           ------------
30-Day S.E.C. Yield Equation  =  2 *{[(       (cd)       +1) to the power of 6]-1}  =


WHERE    a =    Dividends and interest earned during the period

         b =    Expenses accrued for the period (net of reimbursements)

         c = The average daily number of shares outstanding during the period that were entitled to receive dividends

         d = The maximum offering price (NAV for No Load) per share on the last day of the period


    WITH   4.50% LOAD:

                            (   1,057,701.66 -     37,727.75 )
                            ----------------------------------
                      2 *{[(                                   +1) to the power of 6]-1} =  6.26%
                            ( 19,559,321.706 *         10.13 )


 WITHOUT   4.50% LOAD:

                            (   1,057,701.66 -     37,727.75 )
                            ----------------------------------
                      2 *{[(                                   +1) to the power of 6]-1} =  6.56%
                            ( 19,559,321.706 *          9.67 )


              The performance was computed based on the thirty day
                          period ending March 31, 1997

                                  THE SESSIONS
                                Key Premier Funds
                                   EXHIBIT 16
                                  TOTAL RETURN

                ***LIMITED DURATION GOVERNMENT SECURITIES FUND***

AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:             3.00%
---------------------------------------

T = (ERV/P) to the power of 1/N - 1

WHERE:         T =          TOTAL RETURN

               ERV =        ENDING REDEEMABLE VALUE AT THE END
                            OF THE PERIOD OF A HYPOTHETICAL
                            $1,000 INVESTMENT MADE AT THE
                            BEGINNING OF THE PERIOD.

               P =          A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

               N =          NUMBER OF DAYS

EXAMPLE:

  SINCE INCEPTION:          ( 10/31/95 TO 03/31/97 ):
                            ( 1,023.90 /1,000 to the power of (1/(  518 /365))-1) =    2.39%

  ONE YEAR:                 ( 03/31/96 TO 03/31/97 ):
                            ( 1,012.90 /1,000) - 1 =                                   1.29%


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:             3.00%
---------------------------------------

T = (ERV/P) - 1

WHERE:         T =          TOTAL RETURN

               ERV =        ENDING REDEEMABLE VALUE AT THE END
                            OF THE PERIOD OF A HYPOTHETICAL
                            $1,000 INVESTMENT MADE AT THE
                            BEGINNING OF THE PERIOD.

               P =          A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  YEAR TO DATE:             ( 01/01/97 TO 03/31/97 ):
                                978.25 /1,000) - 1 =       -2.18%
  QUARTERLY:                ( 01/01/97 TO 03/31/97 ):
                                978.25 /1,000) - 1 =       -2.18%
  MONTHLY:                  ( 03/01/97 TO 03/31/97 ):
                                971.10 /1,000) - 1 =       -2.89%
  SIX MONTH:                ( 09/01/96 TO 03/31/97 ):
                                990.70 /1,000) - 1 =       -0.93%
  SINCE INCEPTION:          ( 10/31/95 TO 03/31/97 ):
                              1,023.90 /1,000) - 1 =        2.39%


***Based on trust fund data***

                                  THE SESSIONS
                                Key Premier Funds
                                   EXHIBIT 16
                                  TOTAL RETURN

                ***LIMITED DURATION GOVERNMENT SECURITIES FUND***


AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:            0.00%
--------------------------------------
T = (ERV/P) to the power of 1/N - 1

WHERE:         T =        TOTAL RETURN

               ERV =      ENDING REDEEMABLE VALUE AT THE END
                          OF THE PERIOD OF A HYPOTHETICAL
                          $1,000 INVESTMENT MADE AT THE
                          BEGINNING OF THE PERIOD.

               P =        A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

               N =        NUMBER OF DAYS

EXAMPLE:

  SINCE INCEPTION:        (  10/31/95 TO 03/31/97 ):
                          (  1,066.03 /1,000 to the power of (1/(  518 /365))-1) =     4.61%
  ONE YEAR:               (  03/31/96 TO 03/31/97 ):
                          (  1,044.26 /1,000) - 1 =                                    4.43%

AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:            0.00%
--------------------------------------

T = (ERV/P) - 1

WHERE:         T =        TOTAL RETURN

               ERV =      ENDING REDEEMABLE VALUE AT THE END
                          OF THE PERIOD OF A HYPOTHETICAL
                          $1,000 INVESTMENT MADE AT THE
                          BEGINNING OF THE PERIOD.

               P =        A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  YEAR TO DATE:           (  01/01/97 TO 03/31/97 ):
                             1,008.50 /1,000) - 1 =        0.85%
  QUARTERLY:              (  12/31/96 TO 03/31/97 ):
                             1,008.50 /1,000) - 1 =        0.85%
  MONTHLY:                (  03/01/97 TO 03/31/97 ):
                             1,001.10 /1,000) - 1 =        0.11%
  SIX MONTH:              (  09/30/96 TO 03/31/97 ):
                             1,021.30 /1,000) - 1 =        2.13%

****Based on trust fund data***